[4,071,117] Shares
                      AQUAPENN SPRING WATER COMPANY, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                         [        ], 1998


PAINEWEBBER INCORPORATED
LAZARD FRERES & CO. LLC
PARKER/HUNTER INCORPORATED
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
  1285 Avenue of the Americas
  New York, New York 10019

Ladies and Gentlemen:

     AquaPenn Spring Water Company, Inc., a Pennsylvania corporation (the "Company"), and the shareholders of the Company named in Schedule I (the "Selling Shareholders"), severally propose to sell an aggregate of 4,071,117 shares (the "Firm Shares") of the Company's Common Stock, no par value (the "Common Stock"), of which [2,000,000] shares are to be issued and sold by the Company and an aggregate of [2,071,117] shares are to be sold by the Selling Shareholders in the respective amounts set forth opposite their respective names in Schedule I, in each case to you and to the other underwriters named in
Schedule II (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 610,668 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

     The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company, the Selling Shareholders and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Shareholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.

     Each Selling Shareholder has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit B (collectively, the "Agreement and Power of Attorney") pursuant to which each Selling Shareholder has placed his, her or its Firm Shares in custody and appointed the persons designated therein as attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder and to take certain other actions with respect thereto and hereto.

     The Company and the Selling Shareholders confirm as follows their respective agreements with the Representatives and the several other Underwriters.

     1. Agreement to Sell and Purchase. (a) On the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to sell 2,000,000 Firm Shares and (ii) the Selling Shareholders agree, severally and not jointly, to sell the number of Firm Shares set forth opposite each such Selling Shareholder's name on Schedule I hereto, to each Underwriter named in Schedule II, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders at the purchase price per share for the Firm Shares to be agreed upon by the Representatives, the Company and the Selling Shareholders in accordance with
Section 1(c) or 1(d) hereof and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule II, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 8 hereof. Schedule II may be attached to the Price Determination Agreement.

     (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 610,668 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 30th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.


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



     (c) The initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, if the Company has elected to rely on Rule 430A. In the event such price has not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date on which the Registration Statement (as hereinafter defined) becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 6 shall remain in effect.

     (d) If the Company has elected not to rely on Rule 430A, the initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof, and an amendment to the Registration Statement containing such per share price information shall be filed before the Registration Statement becomes effective.

     2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters at the office of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, against payment of the purchase price by Federal Reserve Funds checks payable in immediately available funds to the order of the Company and the Attorneys-in-Fact. Such payment shall be made at 10:00 a.m., New York City time, on the third business day (or fourth business day, if the Price Determination Agreement is executed after 4:30 p.m.) after the date on which the first bona fide offering of the Shares to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

     To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

     Certificates evidencing the Shares shall be in definitive form or, with the consent of the Representatives, in temporary form, and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

     The cost of original issue tax stamps and transfer taxes, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The cost of tax stamps and transfer taxes, if any, in connection with the sale of the Firm Shares by the Selling Shareholders shall be borne by the Selling Shareholders. The Company and the Selling Shareholders will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Shares and Option Shares.

     3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

          (a) A registration statement (Registration No. 333-38771) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date.

          (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent thereto up to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply in all material respects with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in order to comply in all material respects with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue

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



     statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the information set forth under the first, third, seventh (excluding the first sentence thereof), eighth and ninth paragraphs under the section "Underwriting" in the Prospectus, were furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.

          (c) The only subsidiaries (as defined in the Rules and Regulations) of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement (the "Subsidiaries"). The Company and each of its Subsidiaries is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company free and clear of all liens, encumbrances and claims whatsoever. Except for the stock of the Subsidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of its Subsidiaries and all amendments thereto have been delivered to the Representatives.

          (d) The outstanding shares of Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to

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


     subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any Subsidiary or any such warrants, convertible securities or obligations.

          (e) The financial statements and schedules included in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The pro forma financial statements and other pro forma financial information included in the Registration Statement or the Prospectus
     (i) present fairly in all material respects the information shown therein,
     (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Registration Statement or the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG Peat Marwick LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Item 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

          (f) The Company maintains a system of internal accountings control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (iii) access to assets is permitted only in accordance with management's general or specific authorization.

          (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.


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


          (h) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (i) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against the Company or any of its Subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or any of its Subsidiaries or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

          (j) Each of the Company and its Subsidiaries has, and at the Closing Date will have, (i) all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and (iii) performed in all material respects the obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected. To the best knowledge of the Company and each of its Subsidiaries, no other party under any contract or other agreement to which it is a party is in default in any material respect thereunder. Neither the Company nor any of its Subsidiaries is, nor at the Closing Date will any of them be, in violation of any provision of its certificate of incorporation or by-laws.

          (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required (i) under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares and (ii) in connection with the purchase and distribution of Shares outside of the United States.

          (l) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under "Use of


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     Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of its properties is bound, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries.

          (m) Each of the Company and its Subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or its Subsidiaries. Each of the Company and its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries.

          (n) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

          (o) No statement, representation, warranty or covenant made by the Company in this Agreement or made by the Company in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

          (p) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

          (r) The Company and its Subsidiaries are in material compliance with all federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees; no labor dispute with the employees of the Company or any Subsidiary exists or, to

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     the knowledge of the Company, is imminent or threatened; and to the best knowledge of the Company there is no existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiaries, taken as a whole.

          (s) The Company and its Subsidiaries own, or are licensed or otherwise have the full exclusive right to use, the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them or which are necessary in connection with the conduct of the business now operated by them, and neither the Company nor any of its Subsidiaries has received any written notice or otherwise has actual knowledge of any infringement of or conflict with asserted rights of others or any other claims with respect to any patent or proprietary rights which could have a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiaries, taken as whole or of any basis for rendering any patent and proprietary rights invalid or inadequate to protect the interest of the Company or any of its Subsidiaries.

          (t) The Company has complied, and until the completion of the distribution of the Shares will comply, with all of the provisions of (including, without limitation, filing all forms required by) Section
     517.075 of the Florida Securities and Investor Protection Act and Regulation 3E-900.001 issued thereunder with respect to the offering and sale of the Shares.

          (u) The Company and its Subsidiaries (i) are in compliance with all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii)are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiaries, taken as a whole. The term "Hazardous Material" means
     (A)any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B)any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.


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          (v) [In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).] Except as set forth in the Registration Statement and the Prospectus, there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiaries, taken as a whole.

          (w) The Company maintains insurance with respect to its properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

          (x) The Company has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles ("GAAP"); and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company. There are no tax returns of the Company or any of its Subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Company or any Subsidiary has received notice), where the findings of such audit, if adversely determined, would result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiaries, taken as a whole.

          (y) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company, or with respect to which the Company could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

          (z) Each of the Company and its Subsidiaries has obtained and will maintain in force through the Closing Date any and all applicable federal, state or local permits, licenses, approvals, leases and permissions, and has filed all applications, certifications, forms and other documents, necessary for its bottling operations, its use of spring water from each of the sources described in the Registration Statement and Prospectus as being currently in use or, to the extent applicable based on the developmental stage of such source, under development for future use and its packaging and labeling of its bottled water products. Neither the company nor any of its Subsidiaries knows or has reason to believe that it will be unable to obtain the applicable federal, state or local permits, licenses, approvals, leases or permissions described above with respect to spring water sources currently under development once bottling operations, the use of spring water, and the packaging and labeling of bottled water products commences at such source.

          (aa) The water processed in the bottling operations of the Company or any of its Subsidiaries derived from each source of spring water disclosed in the Registration Statement and the Prospectus as being currently in use or under development for future use, to the extent applicable, as of the date hereof and as of the Closing Date, meets all applicable quality and safety laws, standards and regulations promulgated by all federal, state and local regulatory bodies and by the International Bottled Water Association, to the extent required by such laws, standards and regulations, and has been tested by certified microbiological laboratories, including performance of certified bacteriological analyses.


     4. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents, warrants and covenants to each Underwriter that:

          (a) Such Selling Shareholder has full power and authority to enter into this Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of the Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Shareholder, have been given. Each of the Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholders in accordance with the terms thereof and hereof.

          (b) Such Selling Shareholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling

     Shareholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Shareholder will deliver good and marketable title thereto, free and clear of all liens, encumbrances and claims whatsoever.

          (c) On the Closing Date all stock transfer and other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with.

          (d) The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Shareholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, if such Selling Shareholder is a corporation or partnership, the organizational documents of such Selling Shareholder, or, as to all such Selling Shareholders, any contract or other agreement to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its property is bound, or under any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

          (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions on its part contemplated herein and in the Agreement and Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required (i) under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Shareholder and (ii) in connection with the purchase and distribution of Shares outside of the United States.

          (f) Neither Weis Markets nor Lauth (as such terms are defined in Section 7 below) have knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus which has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Shares proposed to be sold by such Selling Shareholder is not prompted by any such knowledge.

          (g) All information with respect to such Selling Shareholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (h) Other than as permitted by the Act and the Rules and Regulations, such Selling Shareholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Shareholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (i) Certificates in negotiable form for the Firm Shares to be sold hereunder by such Selling Shareholder have been placed in custody, for the purpose of making delivery of such Firm Shares under this Agreement, under the Agreement and Power of Attorney which appoints the Company as custodian (the "Custodian") for each Selling Shareholder. Such Selling Shareholder agrees that the Shares represented by the certificates held in custody for him or it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys-in-Fact, the Underwriters, each other Selling Shareholder and the Company, that the arrangements made by such Selling Shareholder for such custody and the appointment of the Custodian and the Attorneys-in-Fact by such Selling Shareholder are irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Shareholder or the occurrence of any other event. If any Selling Shareholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys-in-Fact and the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys-in-Fact, or any of them, shall have received notice thereof.

     5. Agreements of the Company and the Selling Shareholders. The Company and the Selling Shareholders (as to Sections (j), (o), (p), (q) and (r) only) agree, severally and not jointly, with the several Underwriters as follows:

          (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

          (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

          (c) The Company will furnish to the Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

          (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

          (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement of a material fact therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request.

          (f) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

          (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

          (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a)of the Act (including Rule 158 of the Rules and Regulations).

          (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the word processing, printing and reproduction of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the New York Stock Exchange, (6) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company and counsel to the Selling Shareholders, (9) the transfer agent for the Shares and (10) the Accountants. The Underwriters will endeavor promptly to forward notice to the Company of all costs and expenses to be paid or reimbursed by the Company as described above. Except as provided in this
     Section 5(i) and the following Section 5(j), the Underwriters shall pay all their own expenses, including the fees and disbursements of counsel.

          (j) If this Agreement shall be terminated by the Company or the Selling Shareholders pursuant to any of the provisions hereof (otherwise than pursuant to Section 9) or if for any reason the Company or any Selling Shareholder shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

          (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

          (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

          (m) During the period of 180 days commencing at the Closing Date, the Company will not, without the prior written consent of PaineWebber Incorporated, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into Common Stock, other than to the Underwriters pursuant to this Agreement and other than pursuant to employee benefit plans, provided, that the Company will not grant options to purchase shares of Common Stock pursuant to such employee benefit plans at a price less than the initial public offering price.

          (n) The Company will not, and will cause each of its executive officers, directors and each beneficial owner of more than 5% of the outstanding shares of Common Stock to enter into agreements with the Representatives in the form set forth in Exhibit B to the effect that they will not, for a period of 180 days after the commencement of the public offering of the Shares, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares (other than pursuant to employee stock option plans, employee stock purchase plans or in connection with other employee incentive compensation arrangements), except to the extent that any beneficial owner of more than 5% of the outstanding shares of Common Stock is a Selling Shareholder under this Agreement.

          (o) The Selling Shareholders will not, for a period of 180 days after the effective date of the Registration Statement, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any shares of Common Stock, other than pursuant to bona fide gifts or by operation of law to persons who agree in writing with the Representatives to be bound by the provisions of this Section 5(n).

          (p) No Selling Shareholder has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. The Selling Shareholders will not, without the prior written consent of the Representatives, make any bid for or purchase any shares of Common Stock during the 180-day period following the date hereof.

          (q) As soon as any Selling Shareholder is advised thereof, such Selling Shareholder will advise the Representatives and confirm such advice in writing, (1) of receipt by such Selling Shareholder, or by any representative of such Selling Shareholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission relating to the Company or any of the Selling Shareholders in connection with the transactions contemplated by this Agreement and (2) of the happening of any event during the period from and after the Effective Date that in the judgment of such Selling Shareholders makes any statement of material fact with respect to such Selling Shareholder made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make such statements therein, in light of the circumstances in which they were made, not misleading.

          (r) The Selling Shareholders will deliver to the Representatives prior to or on the Effective Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).


     6. Conditions of the Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

          (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

          (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

          (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other legal or governmental proceeding instituted against the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or legal or governmental proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole.

          (e) Each of the representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and the Selling Shareholders and all conditions herein contained to be fulfilled or complied with by the Company and the Selling Shareholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

          (f) The Representatives shall have received opinions, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Ballard Spahr Andrews & Ingersoll and McQuaide, Blasko, Schwartz, Fleming & Faulkner, Inc. counsel to the Company, to the effect set forth in Exhibit C, from John P. Fernsler, Esq., general counsel of Weis Markets, Inc., to the effect set forth in Exhibit D and from [ ], counsel to Edward J. Lauth, III, to the effect set forth in Exhibit E. The Representatives shall have received certificates dated the Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from each Selling Shareholder (other than Edward J. Lauth, III) to the effect set forth in Exhibit F.

          (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Cravath, Swaine & Moore, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

          (h) On the date of the Prospectus, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

          (i) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

               (i) each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect;

               (ii) each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

               (iii) each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with; and

               (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (B) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, and such other matters as the Representatives may reasonably request.

          (j) At the Closing Date there shall have been furnished to the Representatives a certificate, dated the date of its delivery, signed by the Attorneys-in-Fact on behalf of each of the Selling Shareholders, in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of each of the Selling Shareholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Shareholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

          (k) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 5(i).

          (l) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

          (m) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

          (n) The National Association of Securities Dealers, Inc. shall have approved the underwriting terms and arrangements and such approval shall not have been withdrawn or limited.

          (o) The Company and the Selling Shareholders shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date, with respect to the Company and the Selling Shareholders, and the Option Closing Date, with respect to the Company, of statements in the Registration Statement or the Prospectus, only with respect to the Company by the Company and with respect to the Selling Shareholders by such Selling Shareholders, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Shareholders herein only with respect to the Company by the Company and with respect to the Selling Shareholders by such Selling Shareholders, as to the performance by the Company and the Selling Shareholders of its and their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives only with respect to the Company by the Company and with respect to the Selling Shareholders by such Selling Shareholders.

          (p) No changes shall have been made to the certificate of incorporation and by-laws of the Company and each of its Subsidiaries subsequent to the date hereof and prior to the Closing Date, or, if later, the Option Closing Date.


     7. Indemnification. (a) Each of the Company, Weis Markets, Inc. ("Weis Markets") and Edward J. Lauth, III ("Lauth"), jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the Securities Laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such underwriter through its gross negligence or willful misconduct); (2) provided that the Company, Weis Markets and Lauth will not be liable to the extent that such loss, claim, liability, expense or damage (A) arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus or (B) results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus, which untrue statement or omission was completely corrected in the Prospectus (as then amended or supplemented) if the Company, Weis Markets or Lauth, as the case may be, shall sustain the burden of proving that the Underwriters sold Shares to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Company had previously furnished copies thereof to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and the Underwriters failed to deliver the corrected Prospectus, if required by the Act or by other law to have so delivered it and if delivered would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Company, Weis Markets or Lauth might otherwise have. Notwithstanding the foregoing, the aggregate liability on Lauth pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by Lauth from the sale of Lauth's Firm Shares hereunder.

     (b) Each Underwriter will indemnify and hold harmless the Company, Weis Markets, Lauth and each person, if any, who controls the Company, Weis Market or Lauth within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and Weis Markets and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company, Weis Markets and Lauth to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus (as amended or supplemented). This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.


     (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such

-------------
(2) Precise wording of this clause (iii) to be discussed.

indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the indemnifying party being materially prejudiced. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 7(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, Weis Markets, Lauth or the Underwriters, the Company, Weis Markets, Lauth and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company, Weis Markets or Lauth from persons other than the Underwriters, such as persons who control the Company, Weis Markets or Lauth within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, Weis Markets or Lauth and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, Weis Markets and Lauth on the one hand and the Underwriters on the other. The relative benefits received by the Company, Weis Markets and Lauth on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, Weis Markets and Lauth bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, Weis Markets and Lauth, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, Weis Markets or Lauth, on the one hand, or the Representatives on behalf of the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Weis Markets, Lauth and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration

Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). Except for a settlement entered into pursuant to the last sentence of Section 7(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

     (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Shares and payment therefore or (iii) any termination of this Agreement.

     8. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company or any Selling Shareholder, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the Company's business, properties, business prospects, condition (financial or otherwise) or results of operations, (ii) trading in any of the equity securities of the Company shall have been suspended by the Commission, the NASD, by an exchange that lists the Shares or by the Nasdaq Stock Market, (iii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by either Federal or New York State authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

     9. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or any Selling Shareholder for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 1 AquaPenn Drive, Milesburg, Pennsylvania 16853 (facsimile: 814-355-7810), Attention: Chief Financial Officer, (b) if to any Selling Shareholder, _________________________, or (c) if to the Underwriters, to the Representatives at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019,
Attention: Corporate Finance Department (facsimile: 212-713-1053). Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the Selling Shareholders and of the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

     With respect to any obligation joint and several of the Company and the Selling Shareholders hereunder to make any payment, to indemnify for any liability or to reimburse for any expense, notwithstanding the fact that such obligation is a joint and several obligation of the Company and the Selling Shareholders, the Underwriters (or any other person to whom such payment, indemnification or reimbursement is owed) may pursue the Company with respect thereto prior to pursuing any Selling Shareholder.

     All representations, warranties and agreements of the Company and the Selling Shareholders contained herein or in certificates or other instruments delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of its controlling persons and shall survive delivery of and payment for the Shares hereunder.

     Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by PaineWebber Incorporated.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The Company, the Selling Shareholders and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representatives and the Company.

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the several Underwriters.




                                       Very truly yours,

                                       AQUAPENN SPRING WATER COMPANY, INC.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       THE SELLING SHAREHOLDERS
                                         NAMED IN SCHEDULE I
                                         ATTACHED HERETO


                                       By:
                                           ------------------------------------
                                           Attorney-in-Fact


Confirmed as of the date
first above mentioned:

PAINEWEBBER INCORPORATED
LAZARD FRERES & CO. LLC
PARKER/HUNTER INCORPORATED
Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule II hereof.

By:  PAINEWEBBER INCORPORATED

By:
   ---------------------------------
   Name:
   Title:



By: LAZARD FRERES & CO. LLC

By:
   ---------------------------------
  Name:
  Title:

By: PARKER/HUNTER INCORPORATED

By:
   --------------------------------
   Name:
   Title:

                                                                      SCHEDULE I
                                                            SELLING SHAREHOLDERS





                                                     Total
                    Name of                        Number of
                    Selling                       Firm Shares
                  Shareholder                      to be Sold
                  -----------                     ------------
           Edward J. Lauth, III                       70,000
           Aqua Works, Inc.                        1,859,000
           Lowell S. Fixler                           32,444
           Sandy & Rockoff Urological Assoc.          27,036
           Lester H. Petnick                          14,420
           Valassis Enterprises, L.P.                 12,016
           Mark S. and Frances Ann Wagner              9,613
           Carol L. Barash                             9,012
           Scottie Pippen                              8,111
           John H. Persing, M.D., Inc.                 7,811
           Ronald G. Berman                            6,609
           Kirk H. Gibson                              6,008
           Donal Lord and Myrna Lord                   5,408
           K.R. Schleiden and Joan E. Schleiden        3,629

                                                                     SCHEDULE II
                                                                    UNDERWRITERS




                                                      Number of
             Name of                                  Firm Shares
             Underwriters                             to be Purchased
             ------------                             ---------------
             PaineWebber Incorporated
             Lazard Freres & Co. LLC
             Parker/Hunter Incorporated

                                                                       EXHIBIT A




                      AQUAPENN SPRING WATER COMPANY, INC.

                                  -----------


                         PRICE DETERMINATION AGREEMENT


[Date]


PAINEWEBBER INCORPORATED
LAZARD FRERES & CO. LLC
PARKER/HUNTER INCORPORATED
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

     Reference is made to the Underwriting Agreement, dated [       ], 1997 (the
"Underwriting Agreement"), among AquaPenn Spring Water Company, Inc., a Pennsylvania corporation (the "Company"), the Selling Shareholders named in
Schedule I thereto or hereto (the "Selling Shareholders") and the several Underwriters named in Schedule II thereto or hereto (the "Underwriters"), for whom PaineWebber Incorporated, Lazard Freres & Co. LLC and Parker/Hunter Incorporated are acting as Representatives (the "U.S. Representatives"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company and the Selling Shareholders, subject to the terms and conditions set
forth therein, of an aggregate of [   ] shares (the "Firm Shares") of the
Company's common stock, no par value. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

     Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representatives as follows:

     The initial public offering price per share for the Firm Shares shall be
$[       ].

     The purchase price per share for the Firm Shares to be paid by the several
Underwriters shall be $[    ] representing an amount equal to the initial public
offering price set forth above, less $[     ] per share.

     The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     The Selling Shareholders represent and warrant to each of the Underwriters that the representations and warranties of the Selling Shareholders set forth in
Section 4 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     As contemplated by the Underwriting Agreement, attached as Schedule II is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

     This Agreement shall be governed by the law of the State of New York without regard to the conflict of laws principles of such State.

     If the foregoing is in accordance with your understanding of the agreement among the Underwriters, the Company and the Selling Shareholders, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms and the terms of the Underwriting Agreement.


                                    Very truly yours,

                                    AQUAPENN SPRING WATER COMPANY, INC.

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                    THE SELLING SHAREHOLDERS
                                    NAMED IN SCHEDULE I TO THE
                                    UNDERWRITING AGREEMENT


                                    By:
                                       -------------------------------------
                                                Attorney-in-Fact

Confirmed as of the date
first above mentioned:

PAINEWEBBER INCORPORATED
LAZARD FRERES & CO. LLC
PARKER/HUNTER INCORPORATED
Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule II hereof.

By: PAINEWEBBER INCORPORATED

By:
   -------------------------------
   Name:
   Title:

By: LAZARD FRERES & CO. LLC

By:
   --------------------------------
   Name:
   Title:



By: PARKER/HUNTER INCORPORATED

By:
   --------------------------------
   Name:
   Title:

                                                                       EXHIBIT B



                                    November ___, 1997



PaineWebber Incorporated
Lazard Freres & Co. LLC
Parker/Hunter Incorporated
 As Representatives of the
 several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

     AquaPenn Spring Water Company, Inc. (the "Company") proposes to sell shares (the "Shares") of the Company's common stock, no par value (the "Common Stock") in a public offering (the "Offering") for which PaineWebber Incorporated, Lazard Freres & Co. LLC and Parker/Hunter Incorporated intend to act as representatives (the "Representatives") of the underwriting group (the "Underwriters"). The undersigned is an owner of record or beneficially of shares of Common Stock of the Company and/or of preferred stock, $1.00 par value (the "Preferred Stock"), convertible into Common Stock of the Company.

     The Underwriters have indicated that the prospect of other sales of Common Stock for a period of months after the commencement of the Offering could be detrimental to their underwriting effort. The Underwriters have requested that the undersigned agree not to sell any shares of Common Stock, except in the Offering, or of Preferred Stock for a period of 180 days (the "Lock-up Period") after the effective date of the Registration Statement on Form S-1 (the "Registration Statement") to be filed by the Company with the Securities and Exchange Commission relating to the Shares.

     AquaPenn and the Underwriters have requested that holders of Preferred Stock exercise such holders' rights to convert Preferred Stock into Common Stock, and the undersigned has indicated on the attached page the number of shares of Preferred Stock which the undersigned is converting.

     AquaPenn and the Underwriters have also agreed that the undersigned may sell all or part of the undersigned's shares of Common Stock, including shares received upon conversion of the Preferred Stock, as part of the Offering, and the undersigned has indicated on the lines below if the undersigned wishes to sell such Common Stock. The undersigned acknowledges that, if the undersigned chooses to sell shares of Common Stock in the Offering, the undersigned must enter into additional agreements with the Underwriters and the Company as may be required by the Underwriters to carry out such sale, and that the undersigned will be obligated to pay for a portion of the fees and expenses of the Offering pro rata based on the total number of Shares offered and the

PaineWebber Incorporated
Lazard Freres & Co. LLC
Parker/Hunter Incorporated
Page 2

number of shares of Common Stock offered by the undersigned. Any shares not offered for sale by the undersigned will be subject to the Lock-up Period described above.

     The undersigned recognizes that it is in the best interests of the Company and the undersigned, as holder of Preferred Stock, Common Stock and/or options or warrants of the Company, that the Offering be completed. To facilitate the Offering and in consideration of the Underwriters' agreeing to purchase and publicly offer the Shares, the undersigned hereby agrees that the undersigned will not during the Lock-up Period, without prior written consent of PaineWebber Incorporated, which consent may be withheld at the sole discretion of PaineWebber Incorporated, offer to sell, sell, contract to sell, pledge, grant any option to sell, or otherwise dispose of, any shares of Preferred Stock, Common Stock or options or warrants to acquire shares of Common Stock (the "Lock-Up Shares") of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange of 1934), or publicly announce the undersigned's intention to do any of the foregoing.

     Notwithstanding the foregoing, the undersigned may transfer any or all of the Lock-Up Shares (i) as a bona fide gift or gifts, (ii) by operation of law,
(iii) in the Offering as a selling stockholder if, and to the extent, permitted by PaineWebber Incorporated; provided that in the case of clauses (i) and
(ii) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Lock-up Shares subject to, and agrees to be bound by, the provisions of this letter agreement.

     It is understood that, if an underwriting agreement between the Representatives and the Company (the "Underwriting Agreement") does not become effective by March 31, 1998, or if the Underwriting Agreement shall terminate or be terminated prior to the payment for and delivery of the Shares, you will release the undersigned from all obligations under this letter agreement.

     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of any Lock-Up Shares.

     The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this letter agreement.

PaineWebber Incorporated
Lazard Freres & Co. LLC
Parker/Hunter Incorporated
Page3

     The undersigned hereby represents and warrants that the undersigned has full power and authority into this letter agreement. This agreement is irrevocable, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assignees of the undersigned.


                                      Very truly yours,



                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Co-owner:
                                               ---------------------------------

                                      Name:
                                            ------------------------------------


                                     [Please indicate capacity of person signing if signing as a custodian or trustee or on behalf of an entity]




                              [SEE ATTACHED PAGE]

              [SHAREHOLDER: PLEASE READ AND COMPLETE THE FOLLOWING]


FOR ALL PREFERRED SHAREHOLDERS

     1. If you are converting Preferred Stock, indicate the number of shares of AquaPenn Preferred Stock beneficially owned by you which you are converting to shares of AquaPenn Common Stock:__________ shares of Preferred Stock

     2. If you are converting Preferred Stock:

     a. Endorse your Preferred Stock certificate(s) on the back. Enclose your Preferred Stock certificate(s) in the enclosed envelope.

     b. You will receive back from AquaPenn a certificate evidencing the shares of Common Stock that you will own upon conversion of your Preferred Stock. This certificate will be issued to the same name as is on the certificate for Preferred Stock which you are enclosing.


FOR ALL SHAREHOLDERS

     1. If you would like to sell shares of Common Stock beneficially owned by you in the initial public offering, please indicate the number of shares you would like to sell (include any shares which you may receive upon conversion of Preferred Stock and wish to sell): _________ shares of Common Stock.

     2. If you are selling Common Stock:

     a. AquaPenn will forward to you additional agreements to be signed in order to participate as a selling shareholder, and at that time you will send in your certificate(s) for AquaPenn Common Stock.

     b. You must agree to the lock-up of your remaining shares of Preferred Stock and Common Stock (which are not being sold in the initial public offering).

            PLEASE SIGN THE LETTER AGREEMENT WHERE INDICATED ON THE
           PREVIOUS PAGE. MAKE A COPY AND RETURN THE ORIGINAL LETTER
             AGREEMENT IN THE ENCLOSED FEDEX ENVELOPE. ALSO INCLUDE
                YOUR CERTIFICATES FOR PREFERRED STOCK IF YOU ARE
                        CONVERTING YOUR PREFERRED STOCK

                                                                       EXHIBIT C

                               Form of Opinion of
                             Counsel to the Company


     The Company and each of its Subsidiaries is a corporation duly organized and validly and presently subsisting under the laws of the jurisdiction of its incorporation and has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is the sole record owner and, to our knowledge, the sole beneficial owner of all of the capital stock of each of its Subsidiaries.

     All of the outstanding shares of Common Stock have been, and the Shares, when paid for by the Underwriters in accordance with the terms of the Agreement, will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right under (i) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the Commonwealth of Pennsylvania (ii) the Company's articles of incorporation or by-laws or (iii) any instrument, document, contract or other agreement referred to in the Registration Statement or any instrument, document, contract or agreement filed as an exhibit to the Registration Statement. Except as described in the Registration Statement or the Prospectus, to our knowledge, the Company is not a party to any commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company or any Subsidiary to any person or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

     No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares in the United States by the Company, in connection with the execution, delivery and performance of the Agreement(3) by the Company or in connection with the taking by the Company of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders, specifying the same have been obtained and are in full force and effect, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company and the Selling Shareholders.

     The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization." The description of the Common Stock contained in the Prospectus is complete and

----------------
(3) All references in this opinion to the Agreement shall include the Price Determination Agreement.

accurate in all material respects. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

     The Registration Statement and the Prospectus comply in all material respects as to form with the requirements of the Act and the Rules and Regulations (except that we express no opinion as to financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Prospectus).

     To our knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "Documents") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement; and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement.

     To our knowledge, except as disclosed in the Registration Statement or the Prospectus, the Company is not a party to any agreement that gives a person or entity the right to require the registration under the Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement.

     To our knowledge, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business or assets of the Company and the Subsidiaries, taken as a whole.

     To our knowledge, each of the Company and its Subsidiaries has obtained any and all applicable federal, state or local permits, licenses, approvals, leases and permissions and has filed all applications, certifications, forms and other documents necessary or appropriate for its bottling operations, its use of spring water from each of the sources described in the Registration Statement and Prospectus as being currently in use or, to the extent applicable based on the developmental stage of such source, under development for future use and its packaging and labeling of its bottled water products. As of the date hereof and as of the Closing Date, all such permits, licenses, approvals, leases, permissions, applications, certifications, forms and other documents are in force.

     To our knowledge, the water processed in the bottling operations of the Company or any of its Subsidiaries derived from each source of spring water disclosed in the Registration Statement and the Prospectus as being currently in use or under development for future use, to the extent applicable, as of the date hereof and as of the Closing Date, meets all applicable quality and safety laws, standards and regulations promulgated by all federal, state and local regulatory bodies and by the International Bottled Water Association, to the extent required by such laws, standards and regulations, and has been tested by certified microbiological laboratories, including performance of certified bacteriological analyses.

     All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown.

     The Company has full corporate power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and, except for the indemnification and contribution provisions thereof, as to which we express no opinion, is enforceable against the Company in accordance with the terms thereof.

     The execution and delivery by the Company of, and the performance by the Company of the Agreement do not and will not (i) violate the articles of incorporation or by-laws of the Company, (ii) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, (x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which we have knowledge, (y) any voting trust arrangement or any contract or other agreement to which the Company is a party that restricts the ability of the Company to issue securities and of which we have knowledge or (z) any Document filed as an exhibit to the Registration Statement, (iii) breach or otherwise violate any existing obligation of the Company under any court or administrative order, judgment or decree of which we have knowledge or (iv) violate applicable provisions of any statute or regulation in the Commonwealth of Pennsylvania, [the States of Florida or California] or of the United
States.

     Delivery of certificates for the Shares sold by the Company will transfer valid and marketable title thereto to each Underwriter that has purchased such Shares in good faith and without notice of any adverse claim with respect thereto.

     The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     The Shares have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

     We hereby confirm to you that we have been advised by the Commission that the Registration Statement has become effective under the Act and that no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending, or to our knowledge threatened or contemplated.

     We hereby further confirm to you that there are no legal or governmental actions, suits, proceedings or investigations pending or, to our knowledge, overtly threatened in writing against the Company or any of its Subsidiaries, or any of their respective officers or directors in their capacities as such, before or by any court, governmental agency or arbitrator which (i) seek to challenge the legality or enforceability of the Agreement, (ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iv) except as set forth in or contemplated by the Registration Statement and the Prospectus,
seek money damages in excess of $[   ] or seek to impose criminal penalties upon
the Company, any of its Subsidiaries or any of their respective officers or directors in their capacities as such and of which we have knowledge or

(v) seek to enjoin any of the business activities of the Company or any of its Subsidiaries or the transactions described in the Prospectus and of which we have knowledge.

     We have participated in the preparation of the Registration Statement and the Prospectus and, without assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, nothing has come to our attention that causes us to believe that, on the Effective Date and as of the Closing Date and the Option Closing Date, the Registration Statement or any amendment thereto contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus or any amendment or supplement thereto, on the date such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued, at the Closing Date and the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion as to financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Prospectus.

     The foregoing opinion is subject to the qualification that the enforceability of the Agreement may be: (i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) including, without limitation, principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

     This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Agreement and may not be circulated to, or relied upon by, any other person, except that this letter may be relied upon by your counsel in connection with the opinion letter to be delivered to you pursuant to Section 5(g)of the Agreement.

                                                                       EXHIBIT D


                                Form of Opinion
                                 of Counsel to
                               Weis Markets, Inc.


     Weis Markets, Inc. ("Weis") has full power and authority to enter into the Agreement and the Agreement and Power of Attorney and to sell, transfer and deliver its Shares pursuant to the Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery of the Agreement and the Agreement and Power of Attorney on behalf of Weis have been given. The delivery of the Shares on behalf of Weis pursuant to the terms of the Agreement and payment therefor by the Underwriters will transfer good and marketable title to such Shares to the several Underwriters purchasing such Shares, free and clear of all liens, encumbrance and claims whatsoever.

     Each of the Agreement and the Agreement and Power of Attorney has been duly authorized, executed and delivered by or on behalf of Weis, is a valid and binding agreement of Weis and, except for the indemnification and contribution provisions of the Agreement, the Agreement and the Agreement and Power of Attorney are enforceable against Weis in accordance with the terms thereof.

     No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by or on behalf of Weis, in connection with the execution, delivery and performance of the Agreement(1) and the Agreement and Power of Attorney by or on behalf of Weis or in connection with the taking by or on behalf of Weis of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders specifying the same have been obtained and are in full force and effect, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by Weis.

     The execution and delivery by Weis of, and the performance by Weis of the Agreement and the Agreement and Power of Attorney, do not and will not (i) violate the certificate of incorporation or by-laws of Weis, (ii) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of Weis pursuant to the terms of,
(x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement capital lease or other evidence of indebtedness of which we have knowledge, (y) any voting trust arrangement or any contract or other agreement to which Weis is a party that restricts the ability of Weis to issue securities and of which we have knowledge or any other contact or other agreement of which we have knowledge, (iii) breach or otherwise violate, any existing obligation of Weis under any court or administrative order, judgment, or decree of which we have knowledge or (iv) violate

-------------------
(1) All references in this opinion to the Agreement shall include the Price Determination Agreement.

applicable provisions of any statute, or regulation in the Commonwealth of Pennsylvania, the States of Florida or California or of the United States.

     There are no transfer or similar taxes payable in connection with the sale and delivery of the Shares by Weis to the several Underwriters, except as specified herein.

     The foregoing opinion is subject to the qualification that the enforceability of the Agreement and the Agreement and Power of Attorney may be:
(i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

     This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Agreement and may not be circulated to, or relied upon by, any other person.

                                                                       EXHIBIT E

                                Form of Opinion
                                of Counsel(1) to
                              Edward J. Lauth, III


     Edward J. Lauth, III ("Lauth") has full power and authority to enter into the Agreement and the Agreement and Power of Attorney and to sell, transfer and deliver such Shares pursuant to the Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery of the Agreement and the Agreement and Power of Attorney on behalf of Lauth have been given. The delivery of the Shares on behalf of Lauth pursuant to the terms of the Agreement and payment therefore by the Underwriters will transfer good and marketable title to such Shares to the several Underwriters purchasing such Shares, free and clear of all liens, encumbrance and claims whatsoever.

     Each of the Agreement and the Agreement and Power of Attorney has been duly authorized, executed and delivered by or on behalf of Lauth, is a valid and binding agreement of Lauth and, except for the indemnification and contribution provisions of the Agreement, the Agreement and the Agreement and Power of Attorney are enforceable against Lauth in accordance with the terms thereof.

     No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by or on behalf of Lauth, in connection with the execution, delivery and performance of the Agreement(2) and the Agreement and Power of Attorney by or on behalf of Lauth or in connection with the taking by or on behalf of Lauth of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders specifying the same have been obtained and are in full force and effect, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by Lauth.

     The execution and delivery by Lauth of, and the performance by Lauth of his agreements in, the Agreement and the Agreement and Power of Attorney, do not and will not (i) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of Lauth pursuant to the terms of, (x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement capital lease or other evidence of indebtedness of which we have knowledge, (y) any voting trust arrangement or any contract or other agreement to which Lauth is a party that restricts the ability of Lauth to issue securities and of which we have knowledge or

---------------
(1) This opinion may be provided by counsel to the Company on behalf of Mr.Lauth. Every other selling shareholder must provide a certificate in the form of Exhibit F in lieu of an opinion of counsel.
(2) All references in this opinion to the Agreement shall include the Price Determination Agreement.

(z) any other contact or other agreement of which we have knowledge,
(ii) breach or otherwise violate, any existing obligation of Lauth under any court or administrative order, judgment, or decree of which we have knowledge or
(iii) violate applicable provisions of any statute, or regulation in the State[s] of ________________ or of the United States.

     There are no transfer or similar taxes payable in connection with the sale and delivery of the Shares by Lauth to the several Underwriters, except as specified in such opinion.

     The foregoing opinion is subject to the qualification that the enforceability of the Agreement and the Agreement and Power of Attorney may be:
(i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

     This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Agreement and may not be circulated to, or relied upon by, any other person.

                                                                       EXHIBIT F


                                    Form of
                    Certificate of the Selling Shareholders


     I am the duly authorized Attorney-in-Fact of each of the Selling Shareholders (the "Selling Shareholders") named in Schedule I to the
Underwriting Agreement (the "Underwriting Agreement"), dated [         ], 1998,
among AquaPenn Spring Water Company, Inc., each of the Selling Shareholders, and PaineWebber Incorporated, Lazard Freres & Co. LLC and Parker/Hunter Incorporated, as representatives of the Underwriters named in Schedule II of the Underwriting Agreement, and I do hereby certify on behalf of each of the Selling Shareholders (other than Edward J. Lauth, III) as follows:

     1. The representations and warranties of each of the Selling Shareholders contained in the Underwriting Agreement and the Agreement and Power of Attorney are true and correct in all material respects on the date hereof with the same force and effect as if made on and as of the date hereof.

     2. Each of the Selling Shareholders has complied with all of the agreements and satisfied all of the conditions on the part of each of the Selling Shareholders to be performed or satisfied, pursuant to the Underwriting Agreement and the Agreement and Power of Attorney executed by the undersigned, on or before the date hereof.

     Capitalized terms used herein and not otherwise defined herein have their respective meanings set forth in the Underwriting Agreement and the Agreement and Power of Attorney.


     IN WITNESS WHEREOF, I have signed this certificate on behalf of each of the Selling Shareholders named in Schedule I to the Underwriting Agreement as of the date below.

Dated: [         ], 1998

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title: As Attorney-in-Fact
                                                    for each of the Selling
                                                    Shareholders named in
                                                    Schedule I to the
                                                    Underwriting Agreement.